EXHIBIT 32.1



                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




     The undersigned, Louis J. Rampino, the President and Chief Executive Officer and Patrick E. Lamb, the Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of Fremont General Corporation (the "Company"), pursuant to 18 U.S.C. ss.1350, hereby certify that, to the best of our knowledge:

          (i) the Quarterly Report on Form 10-Q for the period ended June 30, 2005 of the Company (the "Report") fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          (ii) the financial statements and disclosures contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 9, 2005


                                       /s/ LOUIS J. RAMPINO
                                       -----------------------------------------
                                       Louis J. Rampino,
                                       President and Chief Executive Officer



                                       /s/ PATRICK E. LAMB
                                       -----------------------------------------
                                       Patrick E. Lamb
                                       Senior Vice President, Chief Financial
                                       Officer, Chief Accounting Officer and
                                       Treasurer
                                       (Principal Accounting Officer)